EXHIBIT 10.5

                               NBC HOLDINGS CORP.

                           STOCK REPURCHASE AGREEMENT


        This STOCK REPURCHASE AGREEMENT (this "AGREEMENT") is made as of this 31st day of March, 2006 (the "AGREEMENT DATE"), between NBC Holdings Corp., a Delaware corporation (the "COMPANY"), and Barry Major (the "STOCKHOLDER").

        WHEREAS, the Stockholder is an employee of the Company whose participation is considered by the Company to be important for its growth; and

        WHEREAS, the Stockholder owns certain shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK").

        NOW, THEREFORE, in consideration of the promises and mutual covenants herein set forth, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby mutually covenant and agree as follows:

        1. DEFINITIONS. For all purposes of this Agreement, the following definitions shall apply, unless the context otherwise requires:

        (a) "CALL PRICE" shall mean (i) in the event of a repurchase of Vested Shares under Section 4(a)(ii) when the Stockholder is still employed by the Company on the Vesting Date or when the Stockholder's employment by the Company has been terminated without Cause following a Change of Control, an amount equal to the Fair Market Value as of the Vesting Date MINUS the Distribution Amount, and (ii) in the event of a repurchase of Vested Shares under Section 4(a)(ii) when the Stockholder's employment by the Company has been terminated without Cause prior to the Vesting Date (other than following a Change of Control) by the Company or by reason of the Stockholder's death or Disability prior to the Vesting Date, an amount equal to (A) the Vesting Percentage multiplied by the Fair Market Value as of the Vesting Date MINUS (B) the Distribution Amount.

        (b) "CAUSE" shall mean, with respect to the Stockholder, (i) the Stockholder's neglect of his duties, (ii) the Stockholder is convicted of any felony or gross misdemeanor (except traffic-related), (iii) the Stockholder is guilty of gross misconduct in connection with the performance of his duties, or
(iv) the Stockholder materially breaches any affirmative or negative covenants or undertakings under any employment or other agreement with the Company or a subsidiary, in each case as determined by the Board of Directors of the Company in their reasonable judgment.

        (c) "CHANGE OF CONTROL" means the occurrence of any of (i) a sale of all or substantially all of the assets of the Company, (ii) the acquisition of more than fifty percent (50%) of the Common Stock (with all classes or series thereof treated as a single class) by any person or group of persons, or (iii) a merger, consolidation, reorganization, or similar transaction of the Company in which there is a fifty percent (50%) or greater change in the ownership of the Common Stock as a result of such transaction.

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        (d) "DISABILITY" shall mean an independent medical doctor (selected by the Company's health or disability insurer) has certified that the Stockholder has for 90 days consecutive or nonconsecutive, in any 12 month period been disabled in a manner which seriously interferes with his ability to perform his responsibilities as an employee of the Company or its subsidiaries.

        (e) "DISTRIBUTION AMOUNT" shall mean the amount of any distributions or dividends paid with respect to the Shares between the Agreement Date and the Vesting Date (excluding any dividends or distributions of stock for which an adjustment is made to the number of Shares pursuant to Section 4(d) hereof).

        (f) "FAIR MARKET VALUE" shall mean, as of the date of determination, the fair market value of the Shares as of such date, as determined by the Board of Directors of the Company in good faith.

        (g) "LEGAL REPRESENTATIVE" shall mean the executor or executors, the administrator or administrators, or the other legal representative or representatives, of the Stockholder or the Stockholder's estate.

        (h) "PUT PRICE" shall mean (i) in the event of a repurchase of Vested Shares under Section 4(b) when the Stockholder is still employed by the Company on the Vesting Date or when the Stockholder's employment by the Company has been terminated without Cause following a Change of Control, an amount equal to the lesser of (A) the Fair Market Value as of the date of delivery of the Put Notice MINUS the Distribution Amount and (B) $1,000,000 MINUS the Distribution Amount, and (ii) in the event of a repurchase of Vested Shares under Section 4(b) when the Stockholder's employment by the Company has been terminated without Cause prior to the Vesting Date (other than following a Change of Control) by the Company or by reason of the Stockholder's death or Disability prior to the Vesting Date, an amount equal to (A) the Vesting Percentage multiplied by the lesser of the Fair Market Value as of the date of delivery of the Put Notice and $1,000,000, MINUS (B) the Distribution Amount.

        (h) "SHARES" shall mean, collectively, (i) 1,400 shares of Common Stock, and (ii) any and all other stock or securities that become subject to this Agreement pursuant to Section 4(d) hereof.

        (i) "STOCKHOLDERS AGREEMENT" shall mean the Stockholders Agreement, dated as of March 4, 2004, among the Company and the Stockholders named therein.

        (j) "UNVESTED SHARES" shall mean, at the relevant time of reference thereto, that number of the Shares (subject to adjustment as provided in Section 4(d) hereof) as shall not have become vested on or prior to such time pursuant to Section 3 hereof.

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        (k) "VESTED SHARES" shall mean, at the relevant time of reference thereto, those Shares that have vested on or prior to such time pursuant to
Section 3 hereof.

        (l) "VESTING PERCENTAGE" shall mean the percentage equal to the product of 100 percent multiplied by a fraction, the numerator of which is the number of days elapsed from the Agreement Date through the date of the termination of the Stockholder's employment by the Company without Cause (other than following a Change of Control) or by reason of the Stockholder's death or Disability, and the denominator of which is 1,644.

        2. RESTRICTIONS ON TRANSFER. Except for (i) the escrow described in
Section 5 below and (ii) any transfer of Unvested Shares to the Company or its assignees as contemplated by this Agreement, none of the Unvested Shares or any beneficial interest therein shall be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in any way (including, without limitation, by operation of law, except upon the death of the Stockholder) at any time. None of the Vested Shares or any beneficial interest therein shall be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in any way (including, without limitation, by operation of law except upon the death of the Stockholder), except in accordance with and upon compliance with all of the provisions of this Agreement and the Stockholders Agreement. Any sale, transfer, assignment, pledge, encumbrance or other disposition of the Shares shall be void unless the provisions of this Agreement and the Stockholders Agreement are complied with. Any permitted transferee of the Shares shall agree in writing to be bound hereby, as a "Stockholder," as if they were an original party hereto.

        3. VESTING OF SHARES. At the Agreement Date, all of the Shares shall be Unvested Shares. All of the Shares shall become Vested Shares on September 30, 2010 (the "VESTING DATE") provided that the Stockholder remains employed by the Company or any of its subsidiaries as of the Vesting Date (unless (i) the Stockholder has been terminated by the Company without Cause (other than following a Change of Control) or by reason of the Stockholder's death or Disability, in which case a portion of the Shares shall become Vested Shares in accordance with the last sentence of this Section 3 or (ii) the Stockholder has been terminated by the Company without Cause following a Change of Control, in which case all of the Shares shall become Vested Shares). In the event of termination of the Stockholder's employment with the Company or any of its subsidiaries prior to the Vesting Date for any reason or for no reason, regardless of whether such termination is effected by the Company (other than termination by the Company without Cause), or by the Stockholder (whether voluntarily or involuntarily, other than upon the Stockholder's death or Disability), none of the Unvested Shares owned of record or beneficially by the Stockholder shall become Vested Shares. If after the Agreement Date and prior to the Vesting Date the Stockholder's employment is terminated by the Company without Cause (other than following a Change of Control) or by reason of the Stockholder's death or Disability, a number of Shares shall become Vested Shares on the date of such termination as is equal to (x) the total number of Shares MULTIPLIED BY (y) the Vesting Percentage.

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        4. REPURCHASE OF SHARES.

        (a) CALL RIGHTS OF THE COMPANY.

               (i) UNVESTED SHARES. Notwithstanding any provision of the Stockholders Agreement to the contrary, in the event of the voluntary or involuntary termination of the Stockholder's employment with the Company and its subsidiaries, for any or no reason before all of the Shares have become Vested Shares (after giving effect to the vesting of any Unvested Shares in connection with such termination in accordance with Section 3), the Company shall, upon and from the date of such termination, as reasonably fixed and determined by the Company (the "TERMINATION DATE"), have an irrevocable, exclusive right, but not the obligation, to repurchase all or any number of the Unvested Shares at an aggregate purchase price equal to $1.00. The Company shall be deemed to have exercised its right to repurchase under this Section 4(a)(i) as of the forty-fifth (45th) day after the Termination Date, unless the Company delivers written notice to the Stockholder or the Stockholder's Legal Representative, with a copy to the Escrow Holder referred to in Section 5 below, prior to such date of the Company's election not to exercise its repurchase right under this
Section 4(a)(i). The closing of the repurchase by the Company of all or any of the Unvested Shares pursuant to this Section 4(a)(i) shall take place at the offices of the Company sixty (60) days after the Termination Date. At such closing, the Stockholder shall deliver to the Company the certificates or other instruments evidencing the number of Unvested Shares to be repurchased, free and clear of all liens, claims, charges, security interests, and other encumbrances, duly endorsed for transfer or accompanied by duly executed stock powers. Upon receipt of such certificates or instruments, the Company shall pay to the Stockholder the amount of the purchase price for the Shares being repurchased. Notwithstanding anything in this Agreement (including, without limitation, this Section 4(a) or Section 3) expressed or implied to the contrary, the right to repurchase granted to the Company under this Section 4(a) shall apply to any and all Unvested Shares that are outstanding on the Termination Date despite the fact that from and after the Termination Date any or all of such Unvested Shares are, or are scheduled to be, Vested Shares by operation of the provisions of
Section 3 hereof (except as provided in Section 3 with respect to the termination of the Stockholder's employment by the Company without Cause or by reason of the Stockholder's death or Disability).

               (ii) VESTED SHARES. Following the Vesting Date, the Company shall have an irrevocable, exclusive right, but not the obligation, to repurchase all or any number of the Vested Shares at an aggregate purchase price equal to the Call Price; PROVIDED, that (x) the Stockholder has remained employed by the Company or any of its subsidiaries as of the Vesting Date or (y) the Stockholder's employment by the Company has been terminated by the Company without Cause or by reason of the Stockholder's death or Disability prior to the Vesting Date. For the avoidance of doubt, the provisions of this Section 4(a)(ii) shall not apply if the Stockholder's employment with the Company and its subsidiaries has been terminated prior to the Vesting Date for any reason or for no reason, other than termination by the Company without Cause or by reason of the Stockholder's death or Disability. The Company may exercise its right to repurchase at any time within thirty (30) days after the Vesting Date by delivery to the Stockholder of a written notice of exercise (the "CALL Notice"), with a copy to the Escrow Holder referred to in Section 5 below. The closing of


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the repurchase by the Company of all or any of the Vested Shares pursuant to this Section 4(a)(ii) shall take place at the offices of the Company, at such time and on such date as the Company shall specify in the applicable Call Notice, but in no event later than ninety (90) days after the date of the Call Notice. At such closing, the Stockholder shall deliver to the Company the certificates or other instruments evidencing the number of Shares to be repurchased, free and clear of all liens, claims, charges, security interests, and other encumbrances, duly endorsed for transfer or accompanied by duly executed stock powers. Upon receipt of such certificates or instruments, the Company shall pay to the Stockholder an amount equal to the Call Price for the Shares being repurchased. Notwithstanding the foregoing, in the event that payment of the Call Price is limited or restricted in any way under the terms of any indebtedness issued by the Company or any of its subsidiaries (including, but not limited to, (i) the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004 (the "CREDIT AGREEMENT"), among Nebraska Book Company, Inc., the Company, NBC Acquisition Corp., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. and Wells Fargo Bank N.A., as co-documentation agents, (ii) the 8.625% senior subordinated notes of Nebraska Book Company, Inc. due 2012 (the "8.625% NOTES"), issued under the Indenture, dated as of March 4, 2004, between Nebraska Book Company, Inc. and The Bank of New York, as trustee, and (iii) the 11.00% senior discount debentures of NBC Acquisition Corp. due 2013 (the "11.00% NOTES"), issued under the Indenture, dated as of March 4, 2004, between NBC Acquisition Corp. and The Bank of New York, as trustee), the Company shall not be required to pay the Call Price until such limitations or restrictions are released, at which time such payment shall be made with interest from the date on which the call closing would have occurred through the date of such payment at a rate per annum equal to the three (3) month London Interbank Offered Rate as published in the Eastern Edition of the Wall Street Journal. Contemporaneously with the payment of the Call Price, the Company shall pay a bonus to the Stockholder in an amount such that, after taking into account the payment of all federal, state and local taxes related to the repurchase of the Vested Shares under this Section 4(a)(ii), the Stockholder receives total proceeds at the closing of such repurchase equal to the Call Price.

               (iii) CALL RIGHTS UNDER THE STOCKHOLDERS AGREEMENT. If the Company does not exercise its call rights under this Agreement, following the thirtieth (30th) day after the Vesting Date, the Vested Shares shall be subject to repurchase by the Company on the terms provided in the Stockholders Agreement.

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        (b) PUT RIGHT OF THE STOCKHOLDER. Following the Vesting Date, the
Stockholder shall have the right to require the Company to repurchase all of the Vested Shares at the Put Price; PROVIDED, that (i) the Stockholder has remained employed by the Company or any of its subsidiaries as of the Vesting Date or
(ii) the Stockholder's employment by the Company has been terminated by the Company without Cause or by reason of the Stockholder's death or Disability prior to the Vesting Date. For the avoidance of doubt, the provisions of this
Section 4(b) shall not apply if the Stockholder's employment with the Company and its subsidiaries has been terminated prior to the Vesting Date for any reason or for no reason, other than termination by the Company without Cause or by reason of the Stockholder's death or Disability. The Stockholder may exercise this put right at any time during the thirty (30) day period following the sixtieth (60th) day after the Vesting Date by delivery to the Company of a written notice of exercise (the "PUT NOTICE"), with a copy to the Escrow Holder referred to in Section 5 below. If the Stockholder fails to deliver a Put Notice by the ninetieth (90th) day following the Vesting Date, the put right contained in this Section 4(b) shall terminate. The closing (the "PUT CLOSING") of the exercise by the Stockholder of his put rights under this Section 4(b) shall take place at the offices of the Company, at such time and on such date as the Company shall specify, but in no event later than ninety (90) days after the date of the Put Notice. At the Put Closing, the Stockholder shall deliver to the Company the certificates evidencing the number of Shares to be repurchased, free and clear of all liens, claims, charges, security interests, and other encumbrances, duly endorsed for transfer or accompanied by duly executed stock powers. Upon receipt of such certificates, the Company shall pay cash to the Stockholder in an amount equal to the Put Price for the Shares being repurchased. Notwithstanding the foregoing, in the event that payment of the Put Price is limited or restricted in any way under the terms of any indebtedness issued by the Company or any of its subsidiaries (including, but not limited to, (i) the Credit Agreement, (ii) the 8.625% Notes, and (iii) the 11.00% Notes), the Company shall not be required to pay the Put Price until such limitations or restrictions are released, at which time such payment shall be made with interest from the date on which the Put Closing would have occurred through the date of such payment at a rate per annum equal to the three (3) month London Interbank Offered Rate as published in the Eastern Edition of the Wall Street Journal. Contemporaneously with the payment of the Put Price, the Company shall pay a bonus to the Stockholder in an amount such that, after taking into account the payment of all federal, state and local taxes related to the repurchase of the Vested Shares under this Section 4(b) and all federal, state and local taxes paid in connection with the receipt of the Distribution Amount, the Stockholder receives total proceeds at the Put Closing equal to the Put Price.

        (c) ASSIGNMENT OF REPURCHASE RIGHT. Whenever the Company shall have the right or obligation to repurchase Shares under this Agreement, the Company may designate and assign one or more stockholders, employees, officers, or directors of the Company or other persons or organizations to exercise or assume all or any part of the Company's rights or obligations under this Agreement to repurchase all or any number of such Shares.

        (d) ADJUSTMENT. If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution or similar event with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the number of Unvested Shares and Vested Shares and (ii) the repurchase price of any Unvested Share or Vested Share. Any such adjustment shall be determined and made, if at all, only by the Board of Directors of the Company.

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        (e) STOCK POWER. Contemporaneously with the execution and delivery of this Agreement, the Stockholder agrees to execute and deliver to the Company a stock power and conditional assignment relating to the Shares and any other securities that may become subject to this Agreement.

        5. ESCROW OF SHARES.

               (a) ESCROW HOLDER. Each certificate or other instrument representing the Shares shall be held in escrow by the President of the Company, as escrow holder (the "ESCROW HOLDER"), together with stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Stockholder pursuant to this Section 5, until all such Shares become fully vested pursuant to, and in accordance with, the provisions of Section 3 hereof or are repurchased by the Company pursuant to, and in accordance with, the provisions of Section 4 hereof, whichever occurs earlier.

               (b) RIGHTS OF STOCKHOLDER WITH RESPECT TO SHARES HELD IN ESCROW. Subject to the terms hereof and the terms of the Stockholders Agreement, the Stockholder shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote such Shares and receive any cash dividends declared thereon. If there is any stock dividend, stock split or other change in the Shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder.

               (c) OBLIGATIONS AND LIABILITIES OF THE ESCROW HOLDER. The Escrow Holder shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by him to be genuine and to have been signed or presented by the proper party or parties. The Escrow Holder shall not be personally liable for any act he may do or refrain from doing hereunder as Escrow Holder or as attorney-in-fact for the Stockholder, PROVIDED that the Escrow Holder acts or refrains from acting in good faith and in the exercise of his own good judgment, and any act that he does or refrains from doing pursuant to the advice of his own attorneys, who may be counsel to the Company, or any part thereof, shall be conclusive evidence of such good faith.

               (d) DUTIES OF THE ESCROW HOLDER.

                      (i) In the event of any repurchase of Shares pursuant to,
               and in accordance with, the provisions of Section 4 hereof, the Escrow Holder shall take all steps necessary to consummate such repurchase, including, but not limited to, presentment of


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               certificates or other instruments representing the Shares subject to such repurchase, together with stock powers and such other instruments of assignment executed by or in the name of the Stockholder appropriately completed by the Escrow Holder, to the Company or its transfer agent with irrevocable instructions to register the transfer of such Shares into the name of the Company or its designee. The Stockholder hereby appoints the Escrow
               Holder his irrevocable attorney-in-fact to execute in his name, acknowledge and deliver all stock powers and other instruments as may be necessary or desirable with respect to the repurchase of any Shares pursuant to, and in accordance with, the provisions of
               Section 4 hereof.

                      (ii) Upon the vesting of any Shares, the Escrow Holder
               shall, at the request of the Stockholder, either (i) promptly deliver to the Stockholder the certificates or other instruments representing such Shares that have become vested or (ii) promptly cause new certificates or other instruments endorsed with the appropriate legends to be issued for such Shares that have become vested and shall deliver such certificates or other instruments to the Stockholder.

                      (iii) The Escrow Holder may, but need not, submit a
               memorandum to the Stockholder and to the Company setting forth action the Escrow Holder intends to take with respect to the escrow of the Shares and requesting the parties to acknowledge the propriety of the intended action. If, in any such case, either party fails or refuses to acknowledge the propriety of the intended action, the Escrow Holder may seek the advice of counsel, who may be counsel to the Company, and any action taken in accordance with the written advice of such counsel shall be full protection to the Escrow Holder in respect thereto against any person. It is agreed that in any event the Escrow Holder shall not be liable for any action or failure to act taken in good faith, and that his liability shall be limited to actions or inaction constituting gross negligence or willful misconduct.

                      (iv) It is understood and agreed that should any dispute
               arise with respect to the delivery, ownership or right of possession of the Shares held by the Escrow Holder hereunder, he is authorized and directed to retain in his possession without liability to anyone all or any part of said Shares or other securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but he shall be under no duty whatsoever to institute or defend any such proceedings.

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                      (v) The Escrow Holder is hereby expressly authorized to
               comply with and obey orders, judgments or decrees of any court. In case the Escrow Holder obeys or complies with any such order, judgment or decree, he shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                      (vi) By signing this Agreement, the Escrow Holder becomes
               a party to this Agreement only for the purposes of this Section
               5.

               (e) CHANGE OF DUTIES. The Escrow Holder's duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties hereto; provided, HOWEVER, that the Company may at any time, at its option, elect to terminate this escrow by notice to the Stockholder and the Escrow Holder.

               (f) COSTS AND FEES. All reasonable costs, fees and disbursements incurred by the Escrow Holder in connection with the performance of his duties hereunder shall be borne by the Company.

               (g) RESIGNATION. The Escrow Holder reserves the right, upon notice to the Company and the Stockholder, to resign from his duties as Escrow Holder and to appoint a substitute Escrow Holder.

               (h) SIGNATURE. By signing below, the Escrow Holder becomes a party to this Agreement only for the purposes of this Section 5.

        6. GENERAL PROVISIONS.

        (a) This Agreement shall be governed by the internal substantive laws of the State of Delaware and shall be binding upon the heirs, personal representatives, executors, administrators, successors and permitted assigns of the parties.

        (b) This Agreement supersedes all prior written and oral agreements and understandings between the parties and represents the entire agreement between the parties with respect to the subject matter hereof and may only be modified or amended in writing signed by the Company and the Stockholder or, with respect to Section 5, the Company, the Stockholder and the Escrow Holder.

        (c) The certificates representing the Shares shall be endorsed with the following legend:

        "THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCK REPURCHASE AGREEMENT DATED AS OF MARCH 31, 2006, AND TO THE RESTRICTIONS UPON TRANSFER CONTAINED THEREIN. A COPY OF THE AGREEMENT WILL BE FURNISHED TO ANY INTERESTED PARTY UPON WRITTEN REQUEST FREE OF CHARGE."

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At the request of the Stockholder and upon surrender to the Company of one or more legended stock certificates issued by the Company to the Stockholder, the Company agrees, upon cancellation of and in exchange for such surrendered certificate(s), to issue or to cause its transfer agent to issue to the Stockholder one or more stock certificates representing in the aggregate such number of Shares as are represented by the surrendered stock certificate(s), which newly issued stock certificates shall be issued with only such legends as the Company or its counsel reasonably deems necessary or appropriate under the relevant facts and circumstances.

        (d) Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

        if to the Company, to:

        NBC Holdings Corp.
        c/o Weston Presidio Capital
        John Hancock Tower, 50th Floor
        200 Clarendon Street
        Boston, MA 02116
        Telecopier No.: 617-988-2515

        with a copy to:

        Johan V. Brigham
        Bingham McCutchen LLP
        150 Federal Street
        Boston, MA  02110
        Telecopier No.: 617 951-8736

        if to the Stockholder, to:

        Barry Major
        3841 S. 163rd Circle
        Omaha, NE  68130

        if to the Escrow Holder, to:

        NBC Holdings Corp.
        4700 South 19th Street
        Lincoln, NE  68501
        Attention:  President

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

        with a copy to:

        Johan V. Brigham
        Bingham McCutchen LLP
        150 Federal Street
        Boston, MA  02110
        Telecopier No.: 617 951-8736


        All such notices, request and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of telecopy transmission, when confirmed by telecopy machine report.

        (e) The rights and obligations of each party under this Agreement shall inure to the benefit of and be binding upon such party's heirs, successors and permitted assigns. Without limiting the foregoing, this Agreement shall be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement. The rights and obligations of the Company under this Agreement shall be assignable by the Company to any one or more persons or entities without the consent of the Stockholder. The rights and obligations of the Stockholder under this Agreement may only be assigned with the prior written consent of the Company.

        (f) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent the party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

        (g) If any provision of this Agreement shall be held illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other severable provisions of this Agreement.

        (h) Headings are for convenience only and are not deemed to be part of this Agreement.

        (i) Each of the Company and the Stockholder agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

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

        (j) This Agreement may be executed in counterparts, all of which together shall for all purposes constitute one Agreement, binding on each of the parties hereto notwithstanding that each such party shall not have signed the same counterpart.

        (k) The Company is not by reason of this Agreement obligated to continue the Stockholder's employment.

        (l) In case of any dispute hereunder, the parties will submit to the exclusive jurisdiction and venue of any court of competent jurisdiction sitting in Boston, Massachusetts, and will comply with all requirements necessary to give such court jurisdiction over the parties and the controversy. EACH PARTY HEREBY WAIVES ANY RIGHT TO A JURY TRIAL AND TO CLAIM OR RECOVER PUNITIVE DAMAGES.

        (m) The Stockholder acknowledges and affirms that in the event of a breach of this Agreement by the Stockholder, money damages may be inadequate and the Company may have no adequate remedy at law. Accordingly, the Stockholder agrees that the Company shall have the right, in addition to any other rights and remedies existing in the Company's favor, to enforce the Company's rights and the Stockholder's obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief.


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


        IN WITNESS WHEREOF, the parties have duly executed this Agreement under seal as of the day and year first set forth above.


NBC HOLDINGS CORP.                  STOCKHOLDER:


By:     /S/  MARK W. OPPEGARD          /S/  BARRY S. MAJOR
        ---------------------          -----------------------------
Name:   Mark W. Oppegard                    Barry Major
Title:  President

FOR PURPOSES OF SECTION 5 ONLY:



/S/  MARK OPPEGARD
------------------------------------------
Mark Oppegard, President, as Escrow Holder

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